FUND TYPE:
---------------------------------
Money market

INVESTMENT OBJECTIVE:
---------------------------------
Maximum current income
consistent with stability of
capital and the maintenance
of liquidity


Prudential
MoneyMart
Assets, Inc.

---------------------------------

PROSPECTUS: MARCH 1, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

[Prudential Logo]   Prudential
                    Investments

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Table of Contents
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1   Risk/Return Summary
1   Investment Objective and Principal Strategies
1   Principal Risks
2   Evaluating Performance
3   Fees and Expenses

5   How the Fund Invests
5   Investment Objective and Policies
6   Other Investments
7   Additional Strategies
8   Investment Risks

10  How the Fund is Managed
10  Manager
10  Investment Adviser
10  Distributor
11  Year 2000 Readiness Disclosure

12  Fund Distributions and Tax Issues
12  Distributions
12  Tax Issues

14  How to Buy and Sell Shares of the Fund
14  How to Buy Shares
20  How to Sell Your Shares
22  How to Exchange Your Shares

24  Financial Highlights
24  Class A Shares
25  Class Z Shares

26  The Prudential Mutual Fund Family

    For More Information (Back Cover)

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  PRUDENTIAL MONEYMART ASSETS, INC.              telephone (800) 225-1852

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Risk/Return Summary
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This section highlights key information about PRUDENTIAL MONEYMART ASSETS, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. To achieve this objective we invest primarily in dollar-denominated commercial paper, asset-backed securities, obligations of financial institutions and other high-quality money market instruments with remaining maturities of 13 months or less. Some of the money market instruments we may purchase are issued by foreign companies and banks. While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Fund's net asset value has never deviated from $1 per share.

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MONEY MARKET FUNDS
Money market funds--which hold high-quality short-term debt obligations--provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.
--------------------------------------------------------------------------

PRINCIPAL RISKS
Although we look to invest wisely, all investments involve risk. The money market securities in which the Fund invests are generally subject to the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. The Fund's investments in foreign securities involve certain additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of the Fund's foreign securities. In all cases, however, we invest only in U.S. dollar-denominated securities. Although investments in mutual funds involve risk, investing in money market portfolios like the Fund is generally less risky than investments in other types of funds. This is because the Fund invests only in high-quality securities with remaining maturities of 13 months or less and limits

                                                                               1
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Risk/Return Summary
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the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Fund can demand repayment of the security.

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart and tables show the Fund's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Fund and how returns can change. The tables also compare the Fund's performance to the performance of taxable money market indices. Past performance does not mean that the Fund will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.

  ANNUAL RETURNS(1) (CLASS A SHARES)
--------------------------------------------------------------------------------
  1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

  8.96%   8.00%   5.95%   3.59%   2.70%   3.72%   5.51%   4.97%   5.09%   5.06%


 BEST QUARTER: 2.33% (2nd quarter of 1989)
 WORST QUARTER: 0.65% (3rd quarter of 1993)
--------------------------------------------------------------------------------


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2 PRUDENTIAL MONEYMART ASSETS, INC.              [telephone] (800) 225-1852

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Risk/Return Summary
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   AVERAGE ANNUAL RETURNS (AS OF 12/31/98)
---------------------------------------------------------------------
                   1 YEAR    5 YEARS   10 YEARS     SINCE INCEPTION
 Class A shares     5.06%      4.86%     5.34%     7.47% (since 6/1/76)
 Class Z shares     5.19%       N/A       N/A      5.14% (since 3/1/96)
 Lipper             4.84%      4.77%     5.20%      N/A
   Average(2)


  7-DAY YIELD(1) (AS OF 12/31/98)
---------------------------------------------------------------------
 Class A shares          4.64%
 Class Z shares          4.76%
 IBC Average(3)          4.53%


(1)  THE FUND'S RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.

(2) THE LIPPER AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE U.S. TAXABLE MONEY MARKET FUNDS CATEGORY. Lipper returns since the inception of each class are 7.38% for Class A and 4.85% for Class Z shares.

(3) THE IBC AVERAGE IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE INTERNATIONAL BUSINESS COMMUNICATIONS FINANCIAL DATA ALL TAXABLE MONEY MARKET FUND CATEGORY.

FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------
                                              CLASS A      CLASS Z

 Maximum sales charge (load)                     None         None
   imposed on purchases (as a
   percentage of offering price)

 Maximum deferred sales charge (load)            None         None
   (as a percentage of the lower of
   original purchase price or sale
   proceeds)

 Maximum sales charge (load)                     None         None
   imposed on reinvested dividends
   and other distributions

 Redemption fees                                 None         None

 Exchange fee                                    None         None

                                                                               3
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Risk/Return Summary
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  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------
                                              CLASS A      CLASS Z
 Management fees                                .301%        .301%
 + Distribution and service (12b-1) fees        .125%         None
 + Other  expenses                              .269%        .274%
 = TOTAL ANNUAL FUND OPERATING EXPENSES         .695%        .575%

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------
                             1 YR       3 YRS      5 YRS      10 YRS
 Class A shares               $71        $222       $387        $865
 Class Z shares               $59        $184       $321        $720


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4 PRUDENTIAL MONEYMART ASSETS, INC.             [telephone] (800) 225-1852

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How the Fund Invests
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INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. While we make every effort to achieve our objective, we can't guarantee success.

    The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. We will purchase obligations such as commercial paper, asset-backed securities, certificates of deposit, time deposits of banks, bankers' acceptances, bank notes, funding agreements and other obligations of both banks and corporations. These obligations must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), such as Moody's Investors Service (rated at least Aa or Prime-2), Standard & Poor's Ratings Group (rated at least AA or A-2) and Fitch IBCA (rated at least F2) or, if unrated, of comparable quality. We may also purchase securities of the U.S. Government and its agencies. There is no limitation as to the amount of assets invested in the securities of foreign companies and banks. All securities that we purchase will be denominated in U.S. dollars.

    COMMERCIAL PAPER is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An ASSET-BACKED SECURITY is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. FUNDING AGREEMENTS are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest. CERTIFICATES OF DEPOSIT, TIME DEPOSITS, BANKERS' ACCEPTANCES and BANK NOTES are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

    DEBT OBLIGATIONS in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include DEMAND FEATURES, which allow us to demand repayment of a debt obligation before the

                                                                               5
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How the Fund Invests
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obligation is due or "matures." This means that we can purchase longer-term securities because of our expectation that we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.

    Any of the money market instruments that the Fund may purchase may be accompanied with the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "PUTS." The purchase of instruments with puts or puts standing alone allows the Fund to sell the security when the investment adviser believes it is appropriate to do so to honor redemption requests or to buy more attractive securities.

    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.

    Our investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS
In addition to the principal strategies discussed above, we may also use the following investments to increase the Fund's returns or protect its assets if market conditions warrant.

    The Fund may also invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have different interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

    Treasury debt obligations are sometimes "stripped" into their component parts: the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are typically sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt securities. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.


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6 PRUDENTIAL MONEYMART ASSETS, INC.             [telephone] (800) 225-1852
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How the Fund Invests
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    The Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY
THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

    The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. These transactions constitute short term cash loans by the Fund to financial institutions. This creates a fixed return for the Fund.

ADDITIONAL STRATEGIES
The Fund may use REVERSE REPURCHASE AGREEMENTS, where we borrow money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. The Fund's use of reverse repurchase agreements is limited to 10% of the value of its total assets.

    The Fund may also purchase money market obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

    The Fund may purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Fund.

    The Fund intends to purchase investment securities jointly with certain other mutual funds. Our ability to engage in joint investment is subject to conditions imposed by an order of the Securities and Exchange Commission. Joint investment can allow the Fund to achieve better investment performance because of reduced transaction costs and greater investment leverage.

                                                                               7
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How the Fund Invests
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    The Fund also follows certain policies when it BORROWS MONEY (the Fund may borrow up to 10% of the value of its net assets); LENDS ITS SECURITIES to others (the Fund may lend up to 10% of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception.

     The Fund's investments in money market instruments involve both credit risk--the possibility that the issuer of a particular security will default, and market risk--the risk that an instrument will lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. To limit these risks, we invest only in high-quality securities with remaining maturities of no more than 13 months.

    Foreign securities (i.e., securities of non-U.S.-based issuers) and foreign markets involve additional risk. Foreign laws and accounting standards typically are not as strict as they are in the U.S. Foreign fixed-income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign assets. There is a risk that foreign companies and governments, just as is the case in the U.S., will not be prepared to handle issues that will arise when we reach the year 2000 if their computer systems cannot differentiate the year 2000 from the year 1900.

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8 PRUDENTIAL MONEYMART ASSETS, INC.             [telephone] (800) 225-1852

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How the Fund Invests
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This chart outlines the key risks and potential rewards of the principal strategies and certain other investments of the Fund. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE
% OF FUND'S TOTAL ASSETS     RISKS                     POTENTIAL REWARDS
--------------------------------------------------------------------------------

HIGH-QUALITY MONEY         > Credit risk--the risk   > Regular interest income
MARKET OBLIGATIONS           that default of an
OF ALL TYPES                 issuer would leave      > May be more secure than
                             the Fund with             stock and equity
UP TO 100%                   unpaid interest or        securities since
                             principal                 companies must
                                                       pay their debts before
                           > Market risk--the risk     they pay dividends
                             that bonds and other
                             debt instruments
                             may lose value
                             because interest
                             rates change or
                             there is a lack of
                             confidence in a
                             group of borrowers
                             or an industry
--------------------------------------------------------------------------------

MONEY MARKET               > Foreign markets, econo- > Investors may realize
OBLIGATIONS OF               mies and political        higher returns based
fOREIGN ISSUERS              systems may not be        upon higher interest
(DOLLAR-DENOMINATED)         as stable as those        rates paid on foreign
                             in the U.S.               investments
UP TO 100%
                           > Differences in foreign
                             laws, accounting        > Increased diversification
                             standards, public         by expanding the allow-
                             information and custody   able choices of high
                             and settlement practices  quality debt securities.

                           > Year 2000 conversion may
                             be more of a problem for
                             for some foreign issuers
--------------------------------------------------------------------------------

Illiquid Securities        > May be difficult to     > May offer a more
                             value precisely           attractive yield than
Up to 10% of net assets    > May be difficult to sell  more widely traded
                             at the time or price      securities
                             desired
--------------------------------------------------------------------------------


                                                                               9
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How the Fund is Managed
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MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 1998, the Fund paid PIFM management fees of .301% of the Fund's average net assets.

    As of December 31, 1998, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $70.5 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

    Prudential Investments fixed income group has organized into teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom up security selection within those guidelines.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act with respect to Class A shares. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A shares and provides certain shareholder support services. The Fund pays distribution and other fees from the assets of Class A shares to PIMS as compensation for its services. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table. Because these fees are paid from the Fund's assets on a continuous basis, over time these fees will increase the cost of your investment and may


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10 PRUDENTIAL MONEYMART ASSETS, INC.             [telephone] (800) 225-1852
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How the Fund is Managed
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cost you more than paying other types of sales charges. PIMS does not receive compensation from the Fund for distributing the Fund's Class Z shares.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expense without an assurance of success.

    Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.


                                                                              11

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Fund Distributions and Tax Issues
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Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account.

    The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.



DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders every month. The dividends you receive from the Fund will be taxed as ORDINARY INCOME, whether or not they are reinvested in the Fund.

    Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net CAPITAL GAINS will be paid to shareholders (typically once a year). Capital gains are generated when the Fund sells assets for a profit.

     For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Fund. Either way, the distributions are subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Fund--How To Buy Shares" at Step 4: Additional shareholder services.


TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

    Fund distributions are generally taxable in the year they are received, except where we declare certain dividends in December of a calendar year but


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12 PRUDENTIAL MONEYMART ASSETS, INC.             [telephone] (800) 225-1852

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Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do so, or if you are otherwise subject to back-up withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.






                                                                              13
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How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

The Fund offers Class A and Class Z shares. Except as noted below, the minimum initial investment for Class A shares is $1,000 and the minimum subsequent investment is $100. There is no minimum initial or subsequent investment requirement for Class Z shares. Class Z shares of the Fund are available for purchase only by any of the following:

o Any Benefit Plan (i.e., a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a "rabbi trust" or a nonqualified deferred compensation plan sponsored by an employer that has a tax-qualified benefit plan with The Prudential Insurance Company of America or any of its affiliates ("Prudential" ) provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets

o Participants in any fee-based program or trust program sponsored by Prudential which includes mutual funds as investment options and the Fund as an available option

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14 PRUDENTIAL MONEYMART ASSETS, INC.             [telephone] (800) 225-1852

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How to Buy, Sell and
Exchange Shares of the Fund
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o    Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option
o Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and, as of September 20, 1996, were either Class Z shareholders of the Prudential Mutual Funds or executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds
o Current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund)
o Employees of Prudential who participate in a Prudential-sponsored employee savings plan
o    Prudential with an investment of $10 million or more
     All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.


PURCHASES THROUGH PRUDENTIAL SECURITIES

Purchases of Class A shares of the Fund through Prudential Securities are made through automatic investment procedures (the Autosweep program). You cannot purchase Class A shares through Prudential Securities other than through the Autosweep program, except as specifically provided (that is, you cannot make a manual purchase).

     The Autosweep program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, the Fund will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor.

     For individual retirement accounts (IRAs) and Benefit Plans in the Autosweep program, all credit balances (that is, immediately available funds) of $1.00 or more will be invested in the Fund on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Fund and will purchase shares of the Fund equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased.

     For accounts other than IRAs and Benefit Plans, shares of the Fund will be purchased as follows:


                                                                              15

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--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

     o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Fund. This will occur on the business day following the availability of the credit balance

     o When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Fund on the settlement date

     o For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month

     Purchases through Autosweep are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. You will begin earning dividends on your shares purchased through the Autosweep program on the first business day after the order is placed. Prudential Securities will purchase shares of the Fund at the price determined at 4:30 p.m. New York Time on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Fund shares are purchased.

     Your investment in the Fund will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Fund and will, in turn, send you account statements showing your purchases, sales and dividends.

     The charges and expenses of the Autosweep program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep program, you should contact your Prudential Securities Financial Advisor.

PURCHASES THROUGH THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

The Prudential Advantage Account Program (the Advantage Account Program) is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure similar to the Autosweep program. The Advantage Account Program consists of two types of accounts: the Investor Account and the Advantage Account, which offers additional services, such as a debit card and check writing.


--------------------------------------------------------------------------------
16 PRUDENTIAL MONEYMART ASSETS, INC.             [telephone] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

     The Advantage Account Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, the Fund will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Advantage Service Center.

     With the Advantage Account as well as the Investor Account for individual retirement accounts (IRA), all credit balances (that is, immediately available funds) of $1.00 or more will be invested in the Fund on a daily basis. Prudential Securities (Pruco's clearing broker), arranges for the investment of the credit balance in the Fund and will purchase shares of the Fund equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Fund shares are purchased.

     If you have an Investor Account (non-IRA), shares of the Fund will be purchased as follows:

     o When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Fund with all cash balances of $1.00 or more. This will occur on the business day following the availability of the credit balance

     o When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1.00 or more will be invested in the Fund on the settlement date

     o For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month

     You will begin earning dividends on your shares purchased through the Advantage Account Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Fund at the price determined at 4:30 p.m. New York Time on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Fund shares are purchased.

     Purchases of, withdrawals from and dividends from the Fund will be shown on your Advantage Account or Investor Account statement.

     The charges and expenses of the Advantage Account Program are not reflected in the Shareholder Fees and Expenses table. For information about participating in the Advantage Account Program, you should call (800) 235-7637.


                                                                              17
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--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

MANUAL PURCHASES

You may make a manual purchase (i.e., a non-money market sweep purchase) of Fund shares in either of the following situations:

     o You do not participate in a money market sweep program (the Autosweep program or the Advantage Account Program), or

     o You participate in a money market sweep program, but the Fund is not designated as your primary money market sweep fund.

     The minimum initial investment for a manual purchase for Class A shares of the Fund is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

     If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Fund on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Fund (Prudential Securities delivers federal funds on the business day after settlement).

     If you make a manual purchase through the Fund's Distributor, through your broker or dealer (other than Prudential Securities) or directly from the Fund, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York Time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker or dealer, your broker or dealer will forward your order and payment to the Fund. You should contact your broker or dealer for information about services that they may provide, including an automatic sweep feature. Transactions in Fund shares may be subject to postage and other charges imposed by your broker or dealer. Any such charge is retained by your broker or dealer and is not sent to the Fund.


STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the Fund. Shares of a money market mutual fund, like the Fund, are priced differently than shares of common stock and other securities.

--------------------------------------------------------------------------------
18 PRUDENTIAL MONEYMART ASSETS, INC.             [telephone] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


    The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.

    We determine the NAV of our shares once each business day at 4:30 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell, or exchange or when changes in the value of the Fund's portfolio do not affect the NAV.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


                                                                              19

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--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


HOW TO SELL YOUR SHARES
You can sell your shares of the Fund at any time, subject to certain restrictions.

     When you sell shares of the Fund--also known as redeeming shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:30 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay payment of your proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES. There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase and Redemption of Fund Shares."

    If you are selling more than $50,000 of shares, you want the check sent to someone or someplace that is not in our records, or you are a business or trust, and if you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution.


--------------------------------------------------------------------------------
20 PRUDENTIAL MONEYMART ASSETS, INC.             [telephone] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


REDEMPTION IN KIND. If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

AUTOMATIC REDEMPTION FOR AUTOSWEEP. If you participate in the Autosweep program, your Fund shares may be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.

    The amount of the redemption will be the lesser of the total value of Fund shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay any other deficit in your securities account other than through this procedure, you must deposit cash in your securities account before you incur the deficit.

    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Fund at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

AUTOMATIC REDEMPTION FOR THE ADVANTAGE ACCOUNT. If you participate in the Advantage Account Program, your Fund shares may be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.

    The amount of the redemption will be the lesser of the total value of Fund shares held in your securities account or the deficit in your securities account. A deficit in your Advantage Account may result from activity arising under the program, such as debit balances incurred by the use of the Visa(R) Account,

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

including Visa purchases, cash advances and Visa Account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Fund to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements of such other Prudential Mutual Fund. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares, except that shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares.

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX: 15010
NEW BRUNSWICK, NJ 08906-5010

    When you exchange Class A shares of the Fund for Class A shares of any other Prudential Mutual Fund, you will be subject to any sales charge that may be imposed by such other Prudential Mutual Fund. The sales charge is imposed at the time of your exchange.

    If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.


--------------------------------------------------------------------------------
22 PRUDENTIAL MONEYMART ASSETS, INC.             [telephone] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


     If you participate in any fee-based program where the Fund is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares. Likewise, if you are entitled to purchase Class Z shares as a participant in Prudential Securities' 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, your Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information is for shares of the Fund for the periods indicated.

    Review this chart with the financial statements which appear in the SAI. Additional performance information is contained in the annual report, which you can receive at no charge.

CLASS A SHARES
The financial highlights for the two fiscal years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended December 31, 1996 were audited by other independent auditors. Their reports were unqualified.

CLASS A SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING PERFORMANCE       1998        1997        1996        1995        1994
--------------------------------------------------------------------------------------------

NET ASSET VALUE,                       $1.00       $1.00       $1.00       $1.00       $1.00
BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income and
  net realized  gains                   .050        .050        .048        .054        .037
Dividends and
  distributions to share-
  holders                              (.050)      (.050)      (.048)      (.054)      (.037)
Net asset value, end of                $1.00       $1.00       $1.00       $1.00       $1.00
  year
TOTAL RETURN(1)                        5.06%       5.09%       4.97%       5.51%       3.72%
RATIOS/SUPPLEMENTAL DATA              1998        1997        1996        1995        1994
--------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000)     $6,152,044  $6,863,647  $7,315,223  $7,221,658  $6,544,880
RATIOS TO AVERAGE NET ASSETS:
Net investment income                  4.95%       4.97%       4.83%       5.38%       3.65%
Expenses                                .69%        .70%        .71%        .69%        .71%
------------------------------------------------------------------------

(1) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR PERIOD.


--------------------------------------------------------------------------------
24 PRUDENTIAL MONEYMART ASSETS, INC.             [telephone] (800) 225-1852

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


CLASS Z SHARES
The financial highlights for the two fiscal years ended December 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from March 1, 1996 to December 31, 1996 was audited by other independent auditors. Their reports were unqualified.

CLASS Z SHARES (FISCAL YEARS ENDED 12-31)
PER SHARE OPERATING PERFORMANCE           1998           1997            1996(1)
--------------------------------------------------------------------------------
NET ASSET VALUE,BEGINNING OF PERIOD      $1.00          $1.00           $1.00
INCOME FROM INVESTMENT OPERATIONS:

Net investment income and net
  realized gains                          .051           .051            .040
Dividends and distributions to
  shareholders                           (.051)         (.051)          (.040)
Net asset value, end of period           $1.00          $1.00           $1.00
TOTAL RETURN(2)                          5.19%          5.22%           4.12%

RATIOS/SUPPLEMENTAL DATA                  1998           1997            1996
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)       $212,280       $157,352        $149,212
RATIOS TO AVERAGE NET ASSETS:

Net investment income                    5.07%          5.10%           4.86%(3)
Expenses                                  .57%           .58%            .59%(3)
--------------------------------------------------------------------------------

(1) INFORMATION SHOWN IS FOR THE PERIOD FROM 3-1-96, WHEN CLASS Z SHARES WERE FIRST OFFERED, THROUGH 12-31-96.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.

(3)  ANNUALIZED.

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth
     & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value
   Fund, Inc.
Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

Asset Allocation/Balanced Fund
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund


GLOBAL FUNDS

Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets
     Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
Prudential Natural Resources
   Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Global Series
   International Stock Series
Global Utility Fund, Inc.
Global Bond Funds
Prudential Global Limited Maturity Fund, Inc.
   Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond
   Fund, Inc.
The Global Total Return Fund, Inc.


--------------------------------------------------------------------------------
26 PRUDENTIAL MONEYMART ASSETS, INC.             [telephone] (800) 225-1852

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


BOND FUNDS

Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return
   Fund, Inc.
Prudential Index Series Fund
   Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
   Income Portfolio

Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals
   Fund, Inc.


MONEY MARKET FUNDS

Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market
   Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.
Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before
you invest in the Fund and keep it
for future reference. For information
or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555

  (if calling from outside the U.S.)

Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT
  SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

Visit Prudential's Web Site At:
http://www.prudential.com

Additional information about the
Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
  (incorporated by reference into
  this prospectus)

ANNUAL REPORT

SEMI-ANNUAL REPORT

MF108A


You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  1(800) SEC-0330)
Via the Internet:
http://www.sec.gov


CUSIP Numbers:
Class A Shares--74435H-10-2
Class Z Shares--74435H-20-1
Investment Company Act File No:
811-2619

[LOGO]     Printed on Recycled Paper

                        PRUDENTIAL MONEYMART ASSETS, INC.

                       Statement of Additional Information
                               Dated March 1, 1999

     Prudential MoneyMart Assets, Inc. (the Fund) is an open-end, diversified, management investment company whose investment objective is maximum current income consistent with stability of capital and maintenance of liquidity. The Fund pursues this objective by investing primarily in a portfolio of short-term money market instruments maturing within thirteen months of the date of acquisition. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests" in the Fund's Prospectus and "Description of the Fund, its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information sets forth information about the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 1, 1999, a copy of which may be obtained from the Fund upon request at the address or telephone number noted above.

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----

Fund History ............................................................  B-2

Description of the Fund, its Investments and Risks ......................  B-2

Investment Restrictions .................................................  B-4

Management of the Fund ..................................................  B-6

Control Persons and Principal Holders of Securities .....................  B-9

Investment Advisory and Other Services ..................................  B-9

Brokerage Allocation and Other Practices ................................  B-12

Securities and Organization .............................................  B-13

Purchase and Redemption of Fund Shares ..................................  B-13

Net Asset Value .........................................................  B-15

Taxes, Dividends and Distributions ......................................  B-15

Calculation of Yield ....................................................  B-16

Financial Statements ....................................................  B-17

Reports of Independent Accountants ......................................  B-25

Appendix I--Description of Ratings ......................................  I-1

Appendix II--Information Relating to Prudential .........................  II-1

================================================================================

MF108B

                                  FUND HISTORY

     The Fund was organized as a corporation under the laws of Maryland on December 22, 1975.

     DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

     (b) INVESTMENT STRATEGIES AND RISKS.

     The Fund's investment objective is maximum current income consistent with stability of capital and the maintenance of liquidity. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also utilize the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you can lose money.

OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES

     Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Fund does not intend to purchase TIGRs or CATS during the coming year.

FLOATING RATE AND VARIABLE RATE SECURITIES

     The Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

DEMAND FEATURES AND GUARANTEES

     The Fund may purchase demand features and guarantees. A demand feature supporting a money market fund instrument can be relied upon in a number of respects. First, the demand feature can be relied upon to shorten the maturity of the underlying instrument. Second, the demand feature, if unconditional, can be used to evaluate the credit quality of the underlying security. This means that the credit quality of the underlying security can be based solely on the credit quality of the unconditional demand feature supporting that security.

     A GUARANTEE is a form of unconditional credit support that may include bond insurance, a letter of credit, and an unconditional demand feature. A money market fund holding a security subject to a guarantee may determine the credit quality of the underlying security solely on the basis of the credit quality of the supporting guarantee.

     The Fund can invest 10% of its total assets in securities directly issued by, or supported by, a demand feature provider or guarantor. Investment Company Act Rule 2a-7 provides a more stringent limit on demand features and guarantees that are "second tier securities" under the Rule; that is, those securities that are rated in the second highest category by a specified number of rating organizations. Specifically, Rule 2a-7 provides that a money market fund cannot invest more than 5% of its total assets in securities directly issued by, or supported by, second tier demand features or guarantees that are issued by the institution that issued such second tier securities.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio to brokers, dealers and financial institutions, provided that outstanding loans for the Fund do not exceed in the aggregate 10% of the value of the Fund's total assets and, provided that such loans are callable at any time by the Fund and are at all times secured by cash or U.S. Government securities that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. Any voting rights, or rights to consent, relating to the securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the loaned securities may be voted by the Fund.

     A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

     The Fund may not hold more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and repurchase agreements which have a maturity of longer than seven days. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.
     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

BORROWING
     The Fund may borrow from banks (including through entering into reverse repurchase agreements) up to and including 10% of the value of its net assets taken at cost for temporary or emergency purposes. The Fund may pledge up to and including 10% of its net assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings (other than permissible securities loans) exceed 5% of its total assets.

REPURCHASE AGREEMENTS
     The Fund may purchase securities and concurrently enter into "repurchase agreements" with the seller, whereby the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. Such collateral will be held by the Custodian, directly or through a sub-custodian, and will be maintained physically or in a book-entry account.

     The Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser monitors the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds limit any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss, if the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the trust is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

     The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by the Fund with an agreement to repurchase the securities at a specified price, date and interest payment. The Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Fund's Custodian will maintain in a segregated account cash, or other liquid assets, maturing not later than the expiration of the reverse repurchase agreements and having a value equal to or greater than such commitments.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will limit such purchases to those in which the date of delivery and payment falls within 90 days of the date of the commitment. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective of the Fund, such matters shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of such matters as provided above.

         The following investment restrictions are fundamental policies of the Fund and may not be changed except as described above.
     The Fund may not:

     1. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities.

     2. Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

     3. Purchase the securities of any one issuer, other than the U.S. Government or its agencies and instrumentalities, if more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

     4. Make cash loans except through the purchase of debt obligations and the entry into repurchase agreements permitted under "Investment Objective and Policies." The Fund may also engage in the practice of lending its securities only against fully comparable collateral. See paragraph 13 below.

     5. Borrow money, except from banks for temporary or emergency purposes and then only in amounts up to 10% of the value of the Fund's net assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests, if they should occur, or to permit the Fund to obtain short-term credits necessary for the settlement of transactions, and is not for investment purposes. Interest paid on borrowings is not available for investment by the Fund. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The SEC has issued a release requiring, in effect, that the Fund maintain, in a segregated account with State Street Bank and Trust Company (State Street), liquid assets equal in value to the amount owed.

     6. Mortgage, pledge or hypothecate any assets, except in an amount up to 15% of the value of the Fund's net assets, but only to secure borrowings for temporary or emergency purposes as described in paragraph 5 above.

     7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

     8. Act as an underwriter of securities.

     9. Purchase securities on margin, except for the use of short-term credit necessary for clearance of purchases or sales of portfolio securities, or make short sales of securities or maintain a short position.

     10. Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such securities.

     11. Make investments for the purpose of exercising control or management.

     12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     13. The Fund may lend its portfolio securities if such loans are secured continuously by collateral in cash maintained on a daily basis at an amount at least equal at all times to the market value of the securities loaned. The Fund must maintain the right to call such loans and to obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund continues to receive the equivalent of the interest paid by the issuer on the securities loaned and also has the right to receive the interest on investment of the cash collateral in short-term money market instruments. If the management of the Fund determines to make securities loans, the value of the securities loaned will not exceed 10% of the value of the Fund's total assets.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

(a) DIRECTORS

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser, and Distributor, decide upon matters of general policy.

     The Directors also review the actions of the officers of the Fund, who conduct and supervise the daily business operations of the Fund.

(b) MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS

                               POSITION WITH
NAME, ADDRESS AND AGE (1)        THE FUND         PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS FOR THE LAST FIVE YEARS
-------------------------        --------         --------------------------------------------------------------------
  Edward D. Beach (74)           Director         President and  Director of BMC Fund, Inc., a closed-end investment company; previously, Vice Chairman of Broyhill Furniture
                                                     Industries, Inc.; Certified Public Accountant; Secretary and
                                                     Treasurer of Broyhill Family Foundation, Inc.; Member of the Board
                                                     of Trustees of Mars Hill College; and Director of The High Yield
                                                     Income Fund, Inc.

  Delayne Dedrick Gold (60)      Director         Marketing and Management Consultant; Director of The High Yield
                                                    Income Fund, Inc.

* Robert F. Gunia (52)           Director         Vice President of Prudential Investments (since September 1997);
                                                     Executive Vice President and Treasurer (since December 1996) of
                                                     Prudential Investments Fund Management LLC (PIFM); Senior Vice
                                                     President (since March 1987) of Prudential Securities Incorporated
                                                     (Prudential Securities); formerly Chief Administrative Officer
                                                     (July 1990-September 1996), Director (January 1989-September
                                                     1996), and Executive Vice President, Treasurer and Chief Financial
                                                     Officer (June 1987-September 1996) of Prudential Mutual Fund
                                                     Management, Inc. (PMF); Vice President and Director (since May
                                                     1989) of The Asia Pacific Fund, Inc.; Director of The High Yield
                                                     Income Fund, Inc.

  Don G. Hoff (63)               Director         Chairman and Chief Executive Officer (since 1980) of Intertec, Inc.
                                                     (investments); Chairman and Chief Executive Officer of The Lamaur
                                                     Corporation, Inc.; Director of Innovative Capital Management, Inc.
                                                     and The Greater China Fund, Inc; and Chairman and Director of The
                                                     Asia Pacific Fund, Inc.

  Robert E. LaBlanc (64)         Director         President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                     (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Director of Storage
                                                     Technology Corporation, Titan Corporation, Salient 3
                                                     Communications, Inc. and Tribune Company; and Trustee of Manhattan
                                                     College.


                               POSITION WITH
NAME, ADDRESS AND AGE (1)        THE FUND         PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS FOR THE LAST FIVE YEARS
-------------------------        --------         --------------------------------------------------------------------
* Mendel A. Melzer, CFA (38)     Director         Chief Investment Officer (since October 1996) of Prudential Mutual
 751 Broad Street                                    Funds; formerly Chief Financial Officer (November 1995-September
 Newark, NJ 07102                                    1996) of Prudential Investments; Senior Vice President and Chief
                                                     Financial Officer of Prudential Preferred Financial Services (April
                                                     1993-November 1995), Managing Director of Prudential Investment
                                                     Advisors (April 1991-April 1993) and Senior Vice President of
                                                     Prudential Capital Corporation (July 1989-April 1991); Chairman and
                                                     Director of Prudential Series Fund, Inc; and Director of The High
                                                     Yield Income Fund, Inc.

  Robin B. Smith (59)            Director         Chairman and Chief Executive Officer (since August 1996) of
                                                     Publishers Clearing House; formerly President and Chief Executive
                                                     Officer (January 1989-August 1996) and President and Chief
                                                     Operating Officer (September 1981-December 1988) of Publishers
                                                     Clearing House; Director of BellSouth Corporation, Texaco Inc.,
                                                     Springs Industries Inc., and Kmart Corporation.

  Stephen Stoneburn (55)         Director         President and Chief Executive Officer (since June 1996) of Quadrant
                                                     Media Corp. (a publishing company); formerly President (June
                                                     1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice
                                                     President and Managing Director (January 1993-1995) of Cowles
                                                     Business Media; Senior Vice President (January 1991-1992) and
                                                     Publishing Vice President (May 1989-December 1990) of Gralla
                                                     Publications (a division of United Newspapers, U.K.); and Senior
                                                     Vice President of Fairchild Publications, Inc.

  Brian M. Storms (44)           Director and     President, Prudential Investments (October 1998-Present); President
                                  President          Prudential Mutual Funds, Annuities, and Investment Management
                                                     Services (September 1996-October 1998); Managing Director, Fidelity
                                                     Investments Institutional Services Company, Inc. (July
                                                     1991-September 1996); President, J.K. Schofield (October
                                                     1989-September 1991); Senior Vice President, INVEST Financial
                                                     Corporation (September 1982-October 1989).

  Nancy H. Teeters (68)          Director         Economist; Director of Inland Steel Industries; formerly, Vice
                                                     President and Chief Economist of International Business Machines;
                                                     Member of the Board of Governors of the Federal Reserve System;
                                                     Governor of the Horace H. Rackham School of Graduate Studies of
                                                     the University of Michigan; Assistant Director of the Committee on
                                                     the Budget of the US House of Representatives; Senior Fellow at
                                                     the Library of Congress; Senior Fellow at the Brookings
                                                     Institution; staff at Office of Management and Budget, Council of
                                                     Economic Advisors and the Federal Reserve Board.

  Robert C. Rosselot (38)        Secretary        Assistant General Counsel (since September 1997) of PIFM; formerly, partner with the firm of Howard & Howard, Bloomfield Hills, Michigan
                                                     (December 1995-September 1997) and Corporate Counsel, Federated
                                                     Investors (1990-1995).

                                POSITION WITH
NAME, ADDRESS AND AGE (1)         THE TRUST       PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS FOR THE LAST FIVE YEARS
-------------------------         ---------       --------------------------------------------------------------------
  Grace C. Torres (39)           Treasurer and    First Vice President (since December 1996) of PIFM; First Vice
                                  Principal          President (since March 1994) of Prudential Securities; formerly
                                  Financial and      First Vice President (March 1994-September 1996), Prudential
                                  Accounting         Mutual Fund Management, Inc. and Vice President (July 1989-March
                                  Officer            1994) of Bankers Trust Corporation.

  Stephen M. Ungerman (45)       Assistant        Vice President and Tax Director (since March 1996) of Prudential
                                  Treasurer          Investments; formerly First Vice President of Prudential Mutual
                                                     Fund Management, Inc. (February 1993-September 1996).

----------
(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

* "Interested" Director, as defined in the Investment Company Act of 1940, as amended (Investment Company Act), by reason of his affiliation with Prudential Securities or PIFM.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $7,000, in addition to certain out-of-pocket expenses. The amount of compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1998 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                                                  COMPENSATION TABLE

                                                                                                         TOTAL
                                                               PENSION OR                             COMPENSATION
                                                               RETIREMENT                               FROM FUND
                                             AGGREGATE      BENEFITS ACCRUED  ESTIMATED ANNUAL          AND FUND
                                           COMPENSATION      AS PART OF FUND    BENEFITS UPON         COMPLEX PAID
         NAME AND POSITION                   FROM FUND          EXPENSES         RETIREMENT          TO DIRECTORS(2)
         -----------------                 -------------      ------------     --------------       -----------------
Edward D. Beach--Director                       $7,000             None               N/A           $135,000(44/71)*
Stephen C. Eyre--Former Director                $7,000             None               N/A           $ 45,000(14/17)*
Delayne D. Gold--Director                       $7,000             None               N/A           $135,000(44/71)*
Robert F. Gunia (1)--Director                      --              None               N/A               --
Don G. Hoff--Director                           $7,000             None               N/A           $ 45,000(14/17)*
Robert F. LaBlanc--Director                     $7,000             None               N/A           $ 45,000(14/17)*
Mendel A. Melzer (1)--Director                     --              None               N/A               --
Richard A. Redeker (1)--Former Director            --              None               N/A               --
Robin B. Smith--Director                        $7,000             None               N/A           $ 90,000(32/41)*
Stephen Stoneburn--Director                     $7,000             None               N/A           $ 45,000(14/17)*
Brian M. Storms (1)--Director                      --              None              `N/A               --
Nancy H. Teeters--Director                      $7,000             None               N/A           $ 90,000(26/47)*

--------------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
(1) Directors who are "interested", do not receive compensation from the Fund Complex (including the Fund).

(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $116,225 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of February 5, 1999, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Fund.

     As of February 5, 1999, the beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of the Prudential MoneyMart Assets, Inc. were Pru Defined Contributions SVSC.FBO Pru-Non-Trust Accounts, Att: John Surdy, 30 Scranton Office Park, Moosic, PA held 35,923,604 Class Z shares (or approximately 17% of the outstanding Class Z shares); Prudential Trust Company, FBO PRU-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA held 36,252,449 Class Z shares (or approximately 17% of the outstanding Class Z shares).

     As of February 5, 1999, Prudential Securities was the record holder for other beneficial owners of 6,075,620,600 Class A shares of the Fund, representing approximately 96% of the Class A shares then outstanding. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.
                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) INVESTMENT ADVISER
     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $70.5 billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities Incorporated. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.
     For its services, PIFM receives, pursuant the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million. The fee is computed daily and payable monthly. The Management Agreement also provides that in the event the expenses of the Fund (including the fees payable to PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, the Fund believes that there are no such expense limitations.
     In connection with its management of the corporate affairs of the Fund pursuant to the Management Agreement, PIFM bears the following expenses:

          (a) the salaries and expenses of all personnel of PIFM and the Fund, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

          (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

          (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PMF or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution expenses.
     The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     For the fiscal years ended December 31, 1998, 1997, and 1996, PIFM received management fees of $21,115,140, $21,943,602 and $22,378,655, respectively.
     PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing services to PIFM.

     The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities, including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Fund's portfolio. The credit unit, with a staff including 7 credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Fund may invest.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the Investment Company Act.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLAN
     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to July 1, 1998, Prudential Securities Incorporated (Prudential Securities, also referred to as the Distributor), One Seaport Plaza, New York, New York 10292, served as the distributor of the Fund's shares. As of February 5, 1999, more than 90% of the outstanding voting shares of the Fund were owned by clients of Prudential Securities.
     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.
DISTRIBUTION AND SERVICE PLAN

     Under the Fund's Distribution and Service Plan for the Class A shares (the
Plan) and the Distribution Agreement, the Fund pays the Distributor a distribution and service fee of up to 0.125% of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly. Under the Plan, the Fund is required to pay the distribution and service fee regardless of the expenses incurred by the Distributor.

     For the fiscal year ended December 31, 1998, the Distributor received payments of $8,512,971 under the Plan. It is estimated that this amount was spent on: (i) account servicing fee credits to Prudential Securities branch offices for payments of account servicing fees to account executives (91.09% or $7,754,465) and (ii) an allocation of overhead and other branch office distribution-related expenses (8.91% or $758,506). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.
     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without shareholder approval, and all material amendments must also be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

     Pursuant to the Plan, the Directors will be provided with, and will review, at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of the Fund's Class A shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class A shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to Class A shares rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of Class A shares, all sales charges on Class A shares would be suspended.

(c) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Shareholder Servicing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to the Fund, PMFS receives an annual fee ($9.50) per shareholder account, a new account set up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($0.20) per shareholder account plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs.
     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent public accountants and in that capacity audits the Fund's annual financial statements. PricewaterhouseCoopers LLP provides audit services, accounting assistance, and consultation in connection with Securities and Exchange Commission filings. The financial information for the Fund provided under "Financial Statements" for the fiscal year ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose report is also included under "Financial Statements."

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not effect any securities transactions with or through Prudential Securities as broker or dealer.
     During the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid no brokerage commissions.

                           SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 15 billion shares of common stock, $.001 par value per share, divided into two classes, designated Class A and Class Z common stock. Of the authorized shares of common stock of the Fund, 13 billion shares consist of Class A shares and 2 billion shares consist of Class Z shares.

     Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) Class A shares are subject to distribution and/or service fees, (ii) Class Z shares are not subject to any distribution and/or service fees, (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iv) each class has a different exchange privilege and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                     PURCHASE AND REDEMPTION OF FUND SHARES
PURCHASE OF SHARES

     The Fund reserves the right to reject any initial or subsequent purchase order (including an exchange) and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.
     Shares of the Fund may be purchased by investors through the Distributor, by brokers that have entered its agreements to sell Fund shares, or directly through Prudential Mutual Fund Services LLC (PMFS). Shares may also be purchased through Prudential Securities or Pruco Securities Corporation (Prusec). Prudential Securities clients who hold Fund shares through Prudential Securities may benefit through administrative conveniences afforded them as Prudential Securities clients, but may be subject to certain additional restrictions imposed by Prudential Securities.

REOPENING AN ACCOUNT

     Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application form, at any time during the calendar year the account is closed, provided that the information on the old form is still applicable.

REDEMPTION OF SHARES

     Investors who purchase Class A shares directly from Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) may use the following procedures:

     CHECK REDEMPTION. At a shareholder's request, State Street Bank and Trust Company (State Street) will establish a personal checking account for the shareholder. Checks drawn on this account can be made payable to the order of any person in any amount equal to or greater than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares in a shareholder's account in the Fund to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks are returned to the shareholder by State Street.

     Shareholders are subject to State Street's rules and regulations governing checking accounts, including the right of State Street not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

     Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 calendar days after receipt of the purchase check by PMFS. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

     PMFS reserves the right to assess a service charge to establish a checking account and to order checks. State Street, PMFS and the Fund have reserved the right to modify this checking account privilege or to place a charge for each check presented for payment for any individual account or for all accounts in the future.

     The Fund, PMFS or State Street may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, or telephone
(800) 225-1852 (toll-free). Check redemption is not available to investors for whom Prudential Securities has purchased shares.

     EXPEDITED REDEMPTION. In order to use Expedited Redemption, a shareholder may so designate at the time the initial application form is filed or at a later date. Once the Expedited Redemption authorization form has been completed, the signature(s) on the authorization form guaranteed as set forth below and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a NAV of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to the shareholder's designated bank account. See "Shareholder Guide--How to Sell Your Shares" in the Prospectus. The Fund does not forward redemption proceeds with respect to shares purchased by check until at least 10 calendar days after receipt of the purchase check by PMFS.

     To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, in order for the redemption to be effective on that day. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, at the address set forth above.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption authorization form and submit it to PMFS at the address set forth above.

     REGULAR REDEMPTION. Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed stock certificates, if issued. All written requests for redemption, and any share certificates, must be endorsed by the shareholder with signature guaranteed, as described above under "Expedited Redemption." PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Redemption proceeds are sent to a shareholder's address by check.

REDEMPTION IN KIND

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Any such securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

RESTRICTIONS ON SALE

     The Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock

Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The SEC by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause
(2) above.

                                 NET ASSET VALUE

     The Fund's net asset value per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

     The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the SEC. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.

     The Fund computes its net asset value at 4:30 PM New York time, on each day the New York Stock Exchange (the Exchange) is open for trading. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:30 PM New York time. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund has elected to qualify, and the Fund intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves a fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if a fund did realize long-term capital gains, permits net capital gains of the fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in that fund.

     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon, or other income (including, but not limited to, gains from options) derived with respect to its business of investing in such securities;
(b) a fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (c) the fund must distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. The Fund does not anticipate realizing long-term capital gains or losses. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed. The Fund intends to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

     It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share. Distributions of net investment income and net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as short-term capital loss, will be long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less. Furthermore, certain rules may apply which would limit the ability of the shareholder to recognize any loss if, for example, the shareholder replaced the shares within 30 days of the disposition of the shares. Because none of the Fund's net income is anticipated to arise from dividends on common or preferred stock, none of its distributions to shareholders will be eligible for the dividends received deduction for corporations under the Internal Revenue Code. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.

     Under the laws of certain states, distributions of net income may be taxable to shareholders as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     The budget proposals issued by the Clinton Administration on February 1, 1999 include proposed changes with respect to the U.S. federal income tax treatment of distributions from mutual funds to foreign investors. Under present law, interest income and short-term capital gains received by a U.S. money market fund are recharacterized as dividend income that is subject to U.S. withholding tax when distributed to foreign investors. The proposal would treat all income received by a U.S. money market fund that invests substantially all its assets in U.S. debt securities or cash as interest that is exempt from U.S. withholding tax. The proposal would be effective for mutual fund taxable years beginning after the date of enactment.

     There can be no certainty as to whether any such proposal will be enacted or if enacted what its effective date might be.

                              CALCULATION OF YIELD

     The Fund will prepare a current quotation of yield daily. The Yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Effective yield = [(base period return + 1)365/7]-1

     The yield and effective yield for Class A shares of the Fund based on the 7 days ended December 31, 1998 were 4.64% and 4.74%, respectively. The yield and effective yield for Class Z shares of the Fund based on 7 days ended December 31, 1998 were 4.76% and 4.85%, respectively.

     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor, other industry publication, business periodicals and market indices.

     The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also in changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

Portfolio of Investments as
of December 31, 1998               PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
    ------------------------------------------------------------
Bank Notes--7.3%
             FCC National Bank
 $  36,000   5.19%, 1/15/99                       $   36,000,000
    34,000   4.90%, 12/16/99                          33,984,307
    65,000   4.885%, 12/16/99                         64,960,998
             First Union National Bank
    86,000   5.59%, 2/19/99                           86,000,000
             Key Bank N.A.
    33,000   4.67%, 1/29/99                           32,998,655
             Nationsbank N.A.
   121,000   5.05%, 2/16/99                          121,000,000
    92,000   4.90%, 12/14/99                          91,957,780
                                                  --------------
                                                     466,901,740
------------------------------------------------------------
Certificates of Deposit - Domestic--4.9%
             Bayerishe Hypotheken und Vereinsbank AG
    11,000   5.675%, 3/3/99                           10,999,207
             Canadian Imperial Bank of Commerce
    94,000   5.55%, 2/10/99                           93,995,058
             Chase Manhattan Bank (USA)
    50,000   5.25%, 2/8/99                            50,000,000
             National Bank of Canada
    75,000   5.23%, 3/2/99                            75,000,000
             Rabobank Nederland
    80,000   5.50%, 2/9/99                            79,993,438
                                                  --------------
                                                     309,987,703
------------------------------------------------------------
Certificates of Deposit - Eurodollar--3.7%
             Abbey National Treasury Services
                PLC
    65,000   5.25%, 1/20/99                           65,000,000
   100,000   5.75%, 3/5/99                           100,000,000
             Barclays Bank
    74,000   5.37%, 2/24/99                           74,016,113
                                                  --------------
                                                     239,016,113
------------------------------------------------------------
Certificates of Deposit - Yankee--10.8%
             ABN-Amro Bank
    69,000   4.88%, 12/22/99                          68,954,647
    95,000   4.92%, 12/23/99                          94,955,281
             Barclays Bank PLC
 $  50,000   5.56%, 2/25/99                       $   49,995,664
             Bayerische Landesbank Girozentrale
   150,000   4.885%, 12/20/99                        149,908,989
             Deutsche Bank
   150,000   5.54%, 2/24/99                          149,989,353
    25,000   5.57%, 2/26/99                           24,998,161
    50,000   5.62%, 2/26/99                           49,996,322
    50,000   5.63%, 2/26/99                           49,993,384
    50,000   5.66%, 3/3/99                            49,995,996
                                                  --------------
                                                     688,787,797
------------------------------------------------------------
Commercial Paper--54.7%
             Abbey National North America Corp.
    14,000   5.229%, 2/9/99                           13,920,693
             Aetna Services Inc.
     4,000   5.60%, 1/12/99                            3,993,156
    13,000   5.50%, 1/15/99                           12,972,194
             American General Finance Corp.
    31,812   5.20%, 2/9/99                            31,632,792
    11,000   5.22%, 2/17/99                           10,925,035
             American Honda Finance Corp.
    15,000   5.25%, 2/10/99                           14,912,500
             Aon Corp.
    10,000   5.38%, 2/26/99                            9,916,311
             Associates Corp. of North America
    42,000   5.22%, 2/16/99                           41,719,860
   100,000   5.11%, 3/9/99                            99,048,972
             Associates First Capital Corp.
    75,000   5.20%, 2/9/99                            74,577,500
     9,000   5.16%, 2/16/99                            8,940,660
    50,000   5.29%, 2/17/99                           49,654,681
             Bank of Montreal
   120,000   5.122%, 2/18/99                         119,180,480
             BBL North America Funding Corp.
    42,000   5.185%, 1/22/99                          41,872,967
    80,000   5.09%, 1/28/99                           79,694,600
     9,090   5.33%, 1/29/99                            9,052,317
             Chase Manhattan Corp.
    38,708   5.22%, 2/22/99                           38,416,142

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-17

Portfolio of Investments as
of December 31, 1998               PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                 Value (Note 1)
 ------------------------------------------------------------
Commercial Paper (cont'd.)
             Chrysler Financial Co., L.L.C.
 $  50,000   5.25%, 2/22/99                       $   49,620,833
             CIT Group Holdings, Inc.
    75,000   5.10%, 2/19/99                           74,479,375
             Coca-Cola Enterprises, Inc.
    25,000   5.17%, 3/3/99                            24,780,993
             Cregem North America, Inc.
    70,000   5.12%, 3/19/99                           69,233,422
             Daimler Benz North America
    19,726   5.22%, 2/23/99                           19,574,406
    12,106   5.25%, 2/23/99                           12,012,431
    33,000   5.00%, 3/24/99                           32,624,167
             Duke Capital Corp.
     3,536   5.20%, 1/4/99                             3,534,468
             Enterprise Funding Corp.
     8,843   5.40%, 1/20/99                            8,817,797
    17,000   5.40%, 1/22/99                           16,946,450
    25,084   5.30%, 1/29/99                           24,980,598
             First Chicago Financial Corp.
    35,000   5.12%, 2/11/99                           34,795,911
             Ford Motor Credit Corp.
    21,000   5.398%, 1/14/99                          21,000,000
   123,026   5.10%, 3/8/99                           121,875,707
             General Electric Capital Corp.
    67,000   5.16%, 1/29/99                           66,731,107
   125,936   5.11%, 3/8/99                           124,756,190
    34,259   5.11%, 3/9/99                            33,933,187
    48,000   4.88%, 6/11/99                           46,952,427
             General Motors Acceptance Corp.
   140,000   5.19%, 1/26/99                          139,495,417
   179,700   5.06%, 1/29/99                          178,992,781
             Johnson Controls, Inc.
    18,742   5.42%, 1/19/99                           18,691,209
             Merrill Lynch & Co., Inc.
   148,210   5.14%, 3/19/99                          146,580,596
             Monte Rosa Capital Corp.
    10,000   5.40%, 1/28/99                            9,959,500
    19,873   5.40%, 1/29/99                           19,789,533
    45,000   5.40%, 2/12/99                           44,716,500
 $  49,000   5.30%, 2/19/99                       $   48,646,519
    16,098   5.43%, 2/19/99                           15,979,022
    81,000   5.46%, 2/19/99                           80,398,035
    29,000   5.28%, 2/22/99                           28,778,827
             NationsBank Corp.
    41,000   5.50%, 2/12/99                           40,736,917
             Nationwide Building Society
    23,000   5.06%, 3/1/99                            22,809,266
    16,000   5.11%, 3/9/99                            15,847,835
             Nordbanken North America, Inc.
    25,000   5.10%, 2/17/99                           24,833,542
             Norwest Financial, Inc.
    34,000   5.23%, 3/4/99                            33,693,754
             Old Line Funding Corp.
    60,900   5.40%, 1/14/99                           60,781,245
    24,589   5.40%, 1/15/99                           24,537,363
     9,000   5.37%, 1/29/99                            8,962,410
             PNC Funding Corp.
    10,000   5.20%, 2/22/99                            9,924,889
             Preferred Receivables Funding
                Corp.
    11,000   5.40%, 2/16/99                           10,924,100
             SAFECO Corp.
    16,825   4.90%, 3/29/99                           16,625,764
    10,589   5.08%, 4/19/99                           10,427,624
     5,000   5.08%, 4/28/99                            4,917,450
             Salomon Smith Barney Holdings,
                Inc.
    80,000   5.23%, 1/15/99                           79,837,289
             Sears Roebuck Acceptance Corp.
    32,000   5.25%, 2/24/99                           31,748,000
             Toronto Dominion Holdings (USA)
    45,362   4.90%, 6/4/99                            44,411,162
   200,000   4.90%, 6/8/99                           195,698,889
             UBS Finance (Delaware), Inc.
   204,630   5.219%, 1/15/99                         204,214,681
   116,522   5.073%, 1/28/99                         116,078,663
             Unifunding, Inc.
    28,000   5.23%, 2/5/99                            27,857,628
   150,000   5.10%, 2/26/99                          148,810,000
             Windmill Funding Corp.
    32,000   5.60%, 1/15/99                           31,930,311

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-18

Portfolio of Investments as
of December 31, 1998                 PRUDENTIAL MONEYMART ASSETS, INC.
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
    -----------------------------------------------------------
Commercial Paper (cont'd.)
 $  21,538   5.42%, 1/22/99                       $   21,469,904
    75,000   5.40%, 1/28/99                           74,696,250
    20,800   5.10%, 2/1/99                            20,708,653
             Wood Street Funding Corp.
    18,000   5.40%, 2/18/99                           17,870,400
                                                  --------------
                                                   3,479,462,257
------------------------------------------------------------
Loan Participations--1.0%
             Baker Hughes Inc.
    61,000   5.70%, 1/29/99                           61,000,000
------------------------------------------------------------
Other Corporate Obligations--15.2%
             Abbey National Treasury Services
                PLC
    50,000   5.72%, 6/11/99                           49,983,106
             Bishops Gate Residental
                Mortgage(b)
    41,000   5.747%, 1/20/99                          41,000,000
             Goldman Sachs Group L.P. Medium
                Term Note(b)
   370,700   5.875%, 1/19/99                         370,700,000
             Liquid Asset Backed Securities
                Trust(b)
    46,443   5.624%, 1/26/99                          46,442,768
             Restructured Asset Certificates(b)
   122,000   5.6101%, 1/4/99                         122,000,000
   117,000   5.675%, 2/10/99                         117,000,000
    21,000   5.629%, 1/29/99                          21,000,000
             Strategic Money Market Trust(b)
    19,000   5.592%, 1/5/99                           19,000,000
   179,000   5.320%, 3/16/99                         179,000,000
                                                  --------------
                                                     966,125,874
------------------------------------------------------------
Total Investments--97.6%
             (amortized cost $6,211,281,484(a))    6,211,281,484
             Other assets in excess of
                liabilities--2.4%                    153,041,876
                                                  --------------
             Net Assets--100%                     $6,364,323,360
                                                  --------------
                                                  --------------

---------------
 (a) Federal income tax basis for portfolio securities is the same as for financial reporting purposes.
 (b) The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1998 was as follows:

Commercial Banks.....................................   53.9%
Security Brokers & Dealers...........................   10.2
Motor Vehicle........................................    9.0
Asset Backed Securities..............................    7.1
Short-Term Business Credit...........................    5.4
Bank Holding Companies-Domestic......................    3.4
Personal Credit Institutions.........................    3.2
Health...............................................    2.5
Oil Construction.....................................    1.0
Mortgage Banks.......................................     .6
Fire & Marine Casualty Insurance.....................     .5
Beverages............................................     .4
Regulating Controls..................................     .3
Electric Services....................................     .1
                                                       -----
                                                        97.6
Other assets in excess of liabilities................    2.4
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-19

Statement of Assets and Liabilities            PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        December 31, 1998
                                                                                                              -----------------
Investments, at amortized cost which approximates market value..........................................       $ 6,211,281,484
Cash....................................................................................................               391,643
Receivable for Fund shares sold.........................................................................           212,538,719
Interest receivable.....................................................................................            55,462,248
Deferred expenses and other assets......................................................................               163,194
                                                                                                              -----------------
   Total assets.........................................................................................         6,479,837,288
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................           107,881,745
Accrued expenses........................................................................................             4,492,225
Management fee payable..................................................................................             1,652,875
Dividends payable.......................................................................................             1,149,310
Distribution fee payable................................................................................               337,773
                                                                                                              -----------------
   Total liabilities....................................................................................           115,513,928
                                                                                                              -----------------
Net Assets..............................................................................................       $ 6,364,323,360
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common Stock, at par ($.001 par value; 15 billion shares authorized for issuance)....................       $     6,364,323
   Paid-in capital in excess of par.....................................................................         6,357,959,037
                                                                                                              -----------------
Net assets, December 31, 1998...........................................................................       $ 6,364,323,360
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value, offering price and redemption price per share
      ($6,152,043,681 / 6,152,043,681 shares of common stock issued and outstanding)....................                  $1.00
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($212,279,679 / 212,279,679 shares of common stock issued and outstanding)........................                 $1.00
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-20

PRUDENTIAL MONEYMART ASSETS, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1998
Income
   Interest..............................     $ 395,288,579
                                            -----------------
Expenses
   Management fee........................        21,115,140
   Distribution fee--Class A.............         8,512,971
   Transfer agent's fees and expenses....        15,824,400
   Reports to shareholders...............         1,950,000
   Registration fees.....................           536,000
   Custodian's fees and expenses.........           215,000
   Insurance.............................            99,000
   Director's fees and expenses..........            56,000
   Audit fees and expenses...............            35,000
   Legal fees and expenses...............            29,000
   Miscellaneous.........................           111,062
                                            -----------------
      Total expenses.....................        48,483,573
                                            -----------------
Net investment income....................       346,805,006
                                            -----------------
Net Realized Gain on Investments
Net realized gain on investment
   transactions..........................            24,512
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 346,829,518
                                            -----------------
                                            -----------------

PRUDENTIAL MONEYMART ASSETS, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                Year Ended December 31,
in Net Assets                      1998                1997
Operations
   Net investment income...  $    346,805,006    $    361,956,251
   Net realized gain on
      investment
      transactions.........            24,512              10,050
                             ----------------    ----------------
   Net increase in net
      assets resulting from
      operations...........       346,829,518         361,966,301
                             ----------------    ----------------
Dividends and distributions
   to shareholders (Note 1)
      Class A..............      (336,977,571)       (353,829,321)
      Class Z..............        (9,851,947)         (8,136,980)
                             ----------------    ----------------
                                 (346,829,518)       (361,966,301)
                             ----------------    ----------------
Fund share transactions
   (Note 4)
   (At $1.00 per share)
   Proceeds from shares
      sold.................    30,787,213,555      32,812,146,168
   Net asset value of
      shares issued to
      shareholders in
      reinvestment of
      dividends and
      distributions........       329,144,169         346,107,446
   Cost of shares
      reacquired...........   (31,773,032,919)    (33,601,689,773)
                             ----------------    ----------------
   Net decrease in net
      assets from Fund
      share transactions...      (656,675,195)       (443,436,159)
                             ----------------    ----------------
Total decrease.............      (656,675,195)       (443,436,159)
Net Assets
Beginning of year..........     7,020,998,555       7,464,434,714
                             ----------------    ----------------
End of year................  $  6,364,323,360    $  7,020,998,555
                             ----------------    ----------------
                             ----------------    ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-21

Notes to Financial Statements                  PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
Prudential MoneyMart Assets, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant generally accepted accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Fund consists of interest accrued and discount earned less estimated expenses applicable to the dividend period. Net investment income (other than distribution fees), and realized gains or losses, if any, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.
The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.
Dividends and Distributions: All of the Fund's net investment income and net realized gains or losses, if any, are declared as dividends daily to the shareholders of record at the time of such declaration. Payment of dividends is made monthly.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and
 .30 of 1% of the Fund's average daily net assets in excess of $50 million.
The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A and Class Z shares of the Fund through June 30, 1998. Effective July 1, 1998, Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund and is serving the Fund under the same terms and conditions as under the agreement with PSI. The Fund reimburses the distributors for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of
 .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
                                       B-22

Notes to Financial Statements                  PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1998, the Fund incurred fees of approximately $14,724,500 for the services of PMFS. As of December 31, 1998, approximately $1,118,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Capital
The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.
The Fund has authorized 15 billion shares of common stock, $.001 par value per share, divided into 13 billion authorized Class A shares and 2 billion authorized Class Z shares. Of the 6,364,323,360 shares of common stock issued and outstanding at December 31, 1998, PIFM owned 590 and 270 shares of Class A and Z, respectively.
Transactions in shares of common stock for the years ended December 31, 1998 and 1997 were as follows:

                                          Year ended
                                         December 31,
                             ------------------------------------
                                   1998                1997
                             ----------------    ----------------
Class A
---------------------------
Shares sold................    30,236,936,348      32,421,538,819
Shares issued in
  reinvestment of dividends
  and distributions........       319,520,177         338,151,149
Shares reacquired..........   (31,268,059,561)    (33,211,266,138)
                             ----------------    ----------------
Net decrease in shares
  outstanding..............      (711,603,036)       (451,576,170)
                             ----------------    ----------------
                             ----------------    ----------------
Class Z
---------------------------
Shares sold................       550,277,207         390,607,349
Shares issued in
  reinvestment of dividends
  and distributions........         9,623,992           7,956,297
Shares reacquired..........      (504,973,358)       (390,423,635)
                             ----------------    ----------------
Net increase in shares
  outstanding..............        54,927,841           8,140,011
                             ----------------    ----------------
                             ----------------    ----------------

--------------------------------------------------------------------------------
                                       B-23

Financial Highlights                           PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------

                                                               Class A                                            Class Z
                                ----------------------------------------------------------------------     ---------------------
                                                                                                                Year Ended
                                                       Year Ended December 31,                                 December 31,
                                ----------------------------------------------------------------------     ---------------------
                                   1998           1997           1996           1995           1994          1998         1997
                                ----------     ----------     ----------     ----------     ----------     --------     --------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period................    $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $  1.000     $  1.000
Net investment income and
  net realized gains........          .050           .050           .048           .054           .037         .051         .051
Dividends and distributions
  to shareholders...........         (.050)         (.050)         (.048)         (.054)         (.037)       (.051)       (.051)
                                ----------     ----------     ----------     ----------     ----------     --------     --------
Net asset value, end of
   period...................    $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $  1.000     $  1.000
                                ----------     ----------     ----------     ----------     ----------     --------     --------
                                ----------     ----------     ----------     ----------     ----------     --------     --------
TOTAL RETURN(a).............          5.06%          5.09%          4.97%          5.51%          3.72%        5.19%        5.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000)....................    $6,152,044     $6,863,647     $7,315,223     $7,221,658     $6,544,880     $212,280     $157,352
Average net assets (000)....    $6,810,377     $7,121,692     $7,326,023     $6,914,520     $7,071,381     $194,669     $159,508
Ratios to average net
   assets:
   Expenses, including
      distribution fee......           .69%           .70%           .71%           .69%           .71%         .57%         .58%
   Expenses, excluding
      distribution fee......           .57%           .58%           .59%           .56%           .58%         .57%         .58%
   Net investment income....          4.95%          4.97%          4.83%          5.38%          3.65%        5.07%        5.10%

                                March 1,
                                1996(b)
                                Through
                              December 31,
                                  1996
                              ------------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period................    $  1.000
Net investment income and
  net realized gains........        .040
Dividends and distributions
  to shareholders...........       (.040)
                              ------------
Net asset value, end of
   period...................    $  1.000
                              ------------
                              ------------
TOTAL RETURN(a).............        4.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000)....................    $149,212
Average net assets (000)....    $121,135
Ratios to average net
   assets:
   Expenses, including
      distribution fee......         .59%(c)
   Expenses, excluding
      distribution fee......         .59%(c)
   Net investment income....        4.86%(c)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-24

Report of Independent Accountants              PRUDENTIAL MONEYMART ASSETS, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential MoneyMart Assets, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential MoneyMart Assets, Inc. (the 'Fund') at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the three years ended December 31, 1996 were audited by other independent accountants whose report dated February 6, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 12, 1999
--------------------------------------------------------------------------------
                                       B-25

                                   APPENDIX I
                             DESCRIPTION OF RATINGS

BOND RATINGS

     MOODY'S INVESTORS SERVICE, INC.--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of its generic rating category.

     STANDARD & POOR'S RATINGS GROUP--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     DUFF AND PHELPS CREDIT RATING CO.--The following summarizes the ratings used by Duff & Phelps for long-term debt:

          "AAA": Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA+", "AA" or "AA-": High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A+", "A" or "A-": Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          FITCH IBCA--The following summarizes the ratings used by Fitch IBCA for long-term debt:

          "AAA": Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA": Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A": High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          "BBB": Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

COMMERCIAL PAPER RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. Issuers rated "Prime-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation A-1 indicates that the degree of safety regarding timely payment is strong. A "+" designation is applied to those issues rated A-1 which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have adequate capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     The following summarizes the ratings used by Duff & Phelps for short-term debt, which apply to all obligations with maturities of under one year, including commercial paper.

     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D-3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     The following summarizes the ratings used by Fitch IBCA for short-term debt, which apply to most obligations with maturities of less than 12 months, or up to three years for U.S. public finance securities:

          "F1": Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

          "F2": Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3": Fair credit quality. The capacity for timely payment of financial commitments is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

          "B": Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C": High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D": Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than "F1".

                                  APPENDIX II

                       INFORMATION RELATING TO PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


Information about Prudential

     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversfied financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31,1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.
     MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31,1996, Prudential had more than $332 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1997, Prudential was ranked third in terms of total assets under management.

     REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

     HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

     FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

     As of December 31, 1997, Prudential Investments Fund Management LLC is the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.
----------
(1) Prudential Investments, a business group of PIC, serves as the subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund and Mercator Asset Management L.P. as the subadviser to International Stock Series is a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2)  As of December 31, 1996.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

     EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28,1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PlC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

     HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield
Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider, among other things, sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP and PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PlC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Funds' global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)
----------
(3) As of December 31,1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PlC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-U.S. accounts managed by Prudential Mutual Fund Management LLC, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, IntermedIate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)  As of December 31, 1994.

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that, represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion.

     During 1997, approximately 29,000 new customer accounts were opened each month at PSI.(7)

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of REGISTERED REP, an industry publication, Prudential Securities Financial Advisor Training program, received a grade of A- (compared to an industry average of B+).

     In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Three Prudential Securities analysts were ranked as first-team finishers.(8)

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     Standard & Poor's rates Prudential Securities Incorporated BBB+ with a "Stable Outlook."

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.
----------
7    As of December 31, 1997.

8 On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts In 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighing them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


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